SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 27, 2002
                                                          ---------------

                                  HAUSER, INC.
                        --------------------------------
             (Exact name of registrant as specified in its charter)

     Delaware                        0-17174              84-0926801
----------------------------     ----------------     -------------------
(State or other jurisdiction     (Commission File        (IRS Employer
     of incorporation)               Number)          Identification No.)

   20710 S. Alameda Street
  Long Beach, CA 90810-1107                                    90810
 ---------------------------                                   -----
    (Address of principal                                     Zip Code
      executive offices)


Registrant's telephone number, including area code:     (310) 637-9566
                                                        --------------

Item 2. Acquisition or Disposition of Assets.

     On August 27, 2002, Hauser Technical Services, Inc., a Delaware corporation ("HTS") and a wholly owned subsidiary of Hauser, Inc. (the "Company"), sold the assets relating to its Shuster Laboratories division to STR Acquisition Sub, Inc., a Delaware corporation ("STR Acquisition Sub") and a wholly owned subsidiary of Specialized Technology Resources, Inc. ("STR"), a Delaware corporation (the "Transaction"). In connection with the Transaction, STR Acquisition Sub assumed certain liabilities related to the Shuster Laboratories division.

     Under the terms of the Asset Purchase Agreement, dated as of August 27, 2002, among the Company, HTS, STR and STR Acquisition Sub (the "Purchase Agreement"), the total consideration received for the Transaction was $7,732,907.08 (the "Purchase Price"), of which (i) $7,000,000 was paid to the Company in cash, (ii) $250,000 was heldback by STR Acquisition Sub and is subject to a post-closing working capital adjustment (the "Holdback"), and (iii) $482,907.08 was to be paid to the Company upon receipt of a certain receivable by STR Acquisition Sub (the "Receivable"). The Purchase Price was determined by arms-length negotiations between the Company and STR. The investment banking firm of Peter J. Solomon Company Limited has provided a fairness opinion to the board of directors of the Company with respect to the Purchase Price. At the closing of the Transaction, the Company used $6,022,000 of the Purchase Price to reduce outstanding indebtedness under its credit facility with Wells Fargo Bank, N.A. ("Wells Fargo") and $978,000 to pay certain expenses of the Company incurred in connection with the sale. On September 6, 2002, on behalf of the Company, STR Acquisition Sub paid the Receivable to Wells Fargo, of which the entire $482,907.08 was used to further reduce the Company's indebtedness. The Company has agreed to pay Wells Fargo amounts, if any, received upon release of the Holdback, which amounts will be used to further reduce its indebtedness. As a result of the Transaction, the Company expects to record a loss of approximately $854,000. Upon final determination of the post-closing working capital, if all or a portion of the Holdback is received by the Company, the loss will be reduced by the amount received. There is no material relationship between either STR or STR Acquisition Sub and the Company or any of its affiliates, any director or officer of the Company, or any associate of any such director or officer.

     The Shuster Laboratories division is engaged in the business of technical and management consulting, product development, product evaluation and testing, laboratory testing, laboratory affairs, auditing, consumer testing and sensory research and claims substantiation to manufacturers and marketers of foods, pharmaceuticals, dietary supplements, household and personal care products and specialty industrial products.

     The foregoing description of the Purchase Agreement is qualified in its entirety by reference to such agreement, a copy of which has been filed as
Exhibit 2.1 to this Form 8-K and is incorporated herein by reference.

     On August 28, 2002, the Company issued a press release relating to the Transaction, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 7. Financial Statements and Exhibits.

     (a) Financial Statements of Businesses Acquired.

         Not applicable.

     (b) Proforma Financial Information.

          The following Proforma Consolidated Financial Statements for the three months ended June 30, 2002 and for the fiscal year ended March 31, 2002 give effect to the sale of certain assets and liabilities relating to the Shuster Laboratories division of HTS to STR Acquisition Sub and the subsequent payment of $6,022,000 of the proceeds from the sale to repay a portion of the outstanding indebtedness under the Company's credit facility with Wells Fargo Bank, N.A. and $978,000 to pay certain expenses of the Company incurred in connection with the sale. The proforma adjustments are based on available information and upon certain assumptions that the Company believes are reasonable under the circumstances. The proforma financial information should be read in conjunction with the March 31, 2002 Audited Consolidated Financial Statements of the Company and the June 30, 2002 Unaudited Consolidated Financial Statements of the Company.

          The Proforma Consolidated Balance Sheet and Proforma Consolidated Statements of Operations are necessarily based upon allocations, assumptions and approximations and, therefore, do not reflect in precise numerical terms the impact of the transaction on the historical financial statements. In addition, such proforma statements should not be used as a basis for forecasting the future operations of the Company.

          The proforma adjustments made in the preparation of the Proforma Consolidated Balance Sheet assume that the sale of certain assets and liabilities of the Shuster Laboratories division of HTS had been consummated at June 30, 2002, the end of the Company's most recent quarterly period. The proforma adjustments related to the Proforma Consolidated Statements of Operations for the three months ended June 30, 2002 and for the year ended March 31, 2002 assume that the sale of certain assets and liabilities of the Shuster Laboratories division of HTS had been consummated as of April 1, 2002 and 2001, respectively, the dates beginning the Company's fiscal years.

                                             HAUSER, INC.

                                 PROFORMA CONSOLIDATED BALANCE SHEET
                                            June 30, 2002
                                            (In thousands)

                                                                                        Pro Forma
                                            June 30,                                     June 30,
                 ASSETS                       2002          Pro Forma Adjustments         2002
                 ------                  --------------------------------------------------------------
                                           (Unaudited)                                 (Unaudited)
CURRENT ASSETS:
   Cash and cash equivalents             $    25        $7,000(2)          $(7,000)(4)       $    25
   Accounts receivable, less allowance
      for doubtful accounts: $848          8,632           483(3)                              9,115
   Inventory, at lower of cost or market   7,005                                               7,005
   Prepaid expenses and other                853          (364)(2)                               489
   Current assets of business held for
      sale                                 2,879        (2,879)(1)                                 -
                                         --------------------------------------------------------------
      Total current assets                19,394         4,240              (7,000)           16,634
                                         --------------------------------------------------------------

PROPERTY AND EQUIPMENT, net:               7,995             -                   -             7,995
                                         --------------------------------------------------------------
OTHER ASSETS:
   Deposits and other                        494                                                 494
   Non-current assets of business held
      for sale                             4,772        (4,772)(1)                                 -
                                         --------------------------------------------------------------
                                         $32,655        $ (532)            $(7,000)          $25,123
                                         ==============================================================

  LIABILITIES AND STOCKHOLDERS' EQUITY
  ------------------------------------

CURRENT LIABILITIES:
   Checks outstanding                    $ 1,205                                             $ 1,205
   Accounts payable                        4,640                                               4,640
   Current portion of long-term debt      15,467                            (6,022)(4)         9,445
   Note payable to related party           2,852                                               2,852
   Accrued salaries and benefits           1,243                                               1,243
   Customer deposits                         297                                                 297
   Accrued exit costs                        162                                                 162
   Amount due to related party             2,660                                               2,660
   Other current liabilities               1,841           978(2)             (978)(4)         1,841
   Liabilities of business held for sale     948          (948)(1)                                 -
                                         --------------------------------------------------------------
      Total current liabilities           31,315            30              (7,000)           24,345
                                         --------------------------------------------------------------

STOCKHOLDERS' EQUITY
   Common stock, $.001 par value;
      20,000,000 shares authorized;
      shares issued and outstanding:
      5,976,749                                6                                                   6
   Additional paid-in capital             95,182                                              95,182
   Warrants                                1,133                                               1,133
   Accumulated deficit                   (94,981)         (562)(5)                           (95,543)
                                         --------------------------------------------------------------
                                           1,340          (562)                  -               778
                                         --------------------------------------------------------------
                                         $32,655         $(532)            $(7,000)          $25,123
                                         ==============================================================

PROFORMA ADJUSTMENTS:
--------------------

(1)  Adjustment to reflect Shuster held for sale assets and liabilities which would have transferred to purchaser if sale had occurred June 30, 2002.

(2)  Adjustment to reflect $7,000,000 cash proceeds of sale, of which $6,022,000 was used to immediately repay debt to Wells Fargo, and $978,000 was used to pay accrued expenses resulting from the sale transaction. Two additional amounts were retained in escrow, $482,907 which was pending collection of an account receivable, and $250,000 subject to final accounting for working capital sold. The account receivable for $482,907 was subsequently collected, and the amount paid to Wells Fargo. Expenses related to the sale of Shuster totaling $364,000 were previously incurred and recorded as prepaid expenses, and will be reflected as expense in the period in which Shuster was sold.

(3)  Adjustment to reflect account receivable of Shuster retained by the Company.

(4)  Proceeds of sale were used to repay debt and expenses related to the sale.

(5)  Proforma loss on sale of Shuster if sale had occurred on June 30, 2002.


                                        HAUSER, INC.

                        PROFORMA CONSOLIDATED STATEMENT OF OPERATIONS
                          FOR THE THREE MONTHS ENDED JUNE 30, 2002
                            (In thousands, except share amounts)


                                      Actual                                  Proforma
                                 Three months ended         Proforma     Three months ended
                                   June 30, 2002           Adjustments     June 30, 2002
                                 ----------------------------------------------------------

REVENUES:
   Dietary supplements              $     8,905                              $    8,905
   Pharmaceutical and
      functional food
      ingredients                         2,458                                   2,458

   Technical services                     2,018                                   2,018
                                 ----------------------------------------------------------
   Total revenues                        13,381                -                 13,381
                                 ----------------------------------------------------------

COST OF REVENUES:
   Dietary supplements                    7,140                                   7,140
   Pharmaceutical and
      functional food
      ingredients                         2,106                                   2,106

   Technical services                     1,416                                   1,416
                                 ----------------------------------------------------------
   Total cost of revenues                10,662                -                 10,662
                                 ----------------------------------------------------------
GROSS PROFIT                              2,719                -                  2,719
                                 ----------------------------------------------------------

OPERATING EXPENSES:
   New product development                  469                                     469
   Sales and marketing                      611                                     611
   General and administrative             1,457                                   1,457
                                 ----------------------------------------------------------
   Total operating expenses               2,537                -                  2,537
                                 ----------------------------------------------------------

INCOME (LOSS) FROM OPERATIONS               182                -                    182

INTEREST EXPENSE                           (568)             108 (1)               (460)
                                 ----------------------------------------------------------

LOSS FROM CONTINUING OPERATIONS
   BEFORE INCOME TAX BENEFIT               (386)             108                   (278)

INCOME TAX BENEFIT                          201             (201) (2)                 -
                                 ----------------------------------------------------------

LOSS FROM CONTINUING OPERATIONS            (185)             (93)                  (278)
                                 ==========================================================

INCOME (LOSS) PER SHARE FROM
   CONTINUING OPERATIONS, BASIC
   AND DILUTED                      $     (0.03)                             $    (0.05)
                                 =================                        =================
WEIGHTED AVERAGE SHARES
OUTSTANDING                           5,957,339                               5,957,339
                                 =================                        =================

PROFORMA ADJUSTMENTS:
--------------------

(1)  Adjustment to reflect interest savings which would have been realized if sale of
     Shuster had occurred April 1, 2002 and proceeds had been used to repay debt.

(2)  The income tax benefit in continuing operations which is being eliminated by this proforma adjustment was realized due to the income of the discontinued operation. In excluding the income of the discontinued operation on a proforma basis, the benefit also is to be eliminated.


                                                        HAUSER, INC.

                                        PROFORMA CONSOLIDATED STATEMENT OF OPERATIONS
                                              FOR THE YEAR ENDED MARCH 31, 2002
                                            (In thousands, except share amounts)


                                                                          Actual,
                                                                          Showing
                                        Actual, as                      Discontinued
                                         Reported                        Operations                           Pro Forma
                                        Year Ended      Discontinued     Year Ended                           Year Ended
                                        March 31,        Operations      March 31,              Pro Forma     March 31,
                                           2002             (1)             2002               Adjustments       2002
                                     --------------------------------------------------------------------------------------

REVENUES:
   Dietary Supplements                  $   32,059       $        -      $   32,059                           $  32,059
   Pharmaceutical and
      functional food
      ingredients                            6,375                -           6,375                               6,375
   Technical services                       19,188          (10,379)          8,809                               8,809
   Other                                         -                -               -                                   -
                                     --------------------------------------------------------------------------------------
   Total revenues                           57,622          (10,379)         47,243                -             47,243
                                     --------------------------------------------------------------------------------------

COST OF REVENUES:
   Dietary Supplements                      24,707                -          24,707                              24,707
   Pharmaceutical and
      functional food
      ingredients                            5,320                -           5,320                               5,320
   Technical services                       14,402           (7,852)          6,550                               6,550
   Write-down of inventory                     212                -             212                                 212
                                     --------------------------------------------------------------------------------------
   Total cost of revenues                   44,641           (7,852)         36,789                              36,789
                                     --------------------------------------------------------------------------------------
GROSS PROFIT (LOSS)                         12,981           (2,527)         10,454                -             10,454
                                     --------------------------------------------------------------------------------------

OPERATING EXPENSES:
   New product development                   2,580                -           2,580                               2,580
   Sales and marketing                       3,374             (728)          2,646                               2,646
   General and
      administrative                         8,319           (1,403)          6,916                               6,916
   Restructuring charge                      2,884                -           2,884                               2,884
                                     --------------------------------------------------------------------------------------
   Total operating expenses                 17,157           (2,131)         15,026                -             15,026
                                     --------------------------------------------------------------------------------------
LOSS FROM OPERATIONS                        (4,176)            (396)         (4,572)               -             (4,572)
                                     --------------------------------------------------------------------------------------

OTHER INCOME (EXPENSE):
   Interest and other income                    12              (12)              -                                   -
   Interest expense                         (1,653)             376          (1,277)             448(2)            (829)

   Gain from sale of assets                    309                -             309                -                309
                                     --------------------------------------------------------------------------------------
   Total other (expense)                    (1,332)             364            (968)             448               (520)
      income
                                     --------------------------------------------------------------------------------------

LOSS FROM CONTINUING
   OPERATIONS BEFORE INCOME
   TAX BENEFIT                              (5,508)             (32)         (5,540)             448             (5,092)
INCOME TAX BENEFIT                            (103)               -            (103)               -               (103)
                                     --------------------------------------------------------------------------------------
LOSS FROM CONTINUING
   OPERATIONS                               (5,405)             (32)         (5,437)             448             (4,989)
                                     ======================================================================================

INCOME (LOSS) PER SHARE
   FROM CONTINUING
   OPERATIONS, BASIC AND
   DILUTED                                   (0.96)                           (0.96)                               (0.88)
                                     ================                  ===============                      ===============

WEIGHTED AVERAGE SHARES
   OUTSTANDING BASIC AND
   DILUTED                               5,637,735                        5,637,735                            5,637,735
                                     ================                  ===============                      ===============

PROFORMA ADJUSTMENTS:
---------------------

(1)  Subsequent to March 31, 2002 the Company adopted SFAS 144, which required the results of Shuster to be shown as discontinued operations during the three months ended June 30, 2002, as the Company adopted a formal plan of disposal during that period. Accordingly, the results for the year ended March 31, 2002 have been restated to reflect Shuster as a discontinued operation.

(2)  Adjustment to reflect interest savings which would have been realized if sale of Shuster had occurred April 1, 2001 and proceeds had been used to repay debt.

     (c) Exhibits.

          2.1 Asset Purchase Agreement, dated August 27, 2002, among Hauser, Inc., Hauser Technical Services, Inc., Specialized Technology Resources, Inc. and STR Acquisition Sub, Inc.*

               The following exhibits and schedules to the Asset Purchase Agreement have been omitted:

                        Exhibit A-1  -  Katz Employment Agreement
                        Exhibit A-2  -  Damon Employment Agreement
                        Exhibit B  -    Form of Assignment and Assumption of
                                        Lease
                        Exhibit C  -    Form of Bill of Sale, Assignment and
                                        Assumption Agreement
                        Exhibit D  -    Form of Intellectual Property Assignment
                        Exhibit E  -    Form of Opinion of Willkie Farr &
                                        Gallagher
                        Schedule 1.2(b) - Fixed Assets and Equipment
                        Schedule 1.2(c)(i)(A) - Technology
                        Schedule 1.2(c)(i)(B) - Trademark Rights
                        Schedule 1.2(c)(i)(C) - Copyright Rights
                        Schedule 1.2(c)(i)(D) - Internet Rights
                        Schedule 1.2(f) - Information Systems
                        Schedule 1.4 - Accrued Commissions and Other Liabilities
                        Schedule 3.3 - Governmental Approvals; Consents
                        Schedule 3.4 - Financial Statements
                        Schedule 3.5 - Absence of Changes
                        Schedule 3.6(b) - Leased Real Property
                        Schedule 3.7 - Contracts
                        Schedule 3.9 - Intangible Property Rights
                        Schedule 3.10 - Insurance
                        Schedule 3.12(b)(i) - Employee Benefit Plans
                        Schedule 3.12(c) - Employment Contracts
                        Schedule 3.13 - Licenses and Permits
                        Schedule 3.15 - Environmental Matters
                        Schedule 3.16 - Accounts Receivable
                        Schedule 3.17 - Accounts Payable
                        Schedule 3.18 - Sufficiency of Assets
                        Schedule 3.19 - Condition of Facilities
                        Schedule 4.3 - Government Approvals; Consents
                        Schedule 5.6(c)(i) - Offers of Employment
                        Schedule 11.13(a)(iv) - Certain Officers and Employees
                                                Knowledge


----------

* Pursuant to Rule 601(b)(2) of Regulation S-K, certain exhibits and schedules have been omitted from this filing. The Company agrees to furnish supplementally a copy of any omitted exhibit or schedule to the Securities and Exchange Commission upon request.

     99.1 Press Release, dated August 28, 2002.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    HAUSER, INC.


Dated:  September 11, 2002          By: /s/ Kenneth C. Cleveland
                                        -----------------------------
                                         Name:   Kenneth C. Cleveland
                                         Title:  President and Chief
                                                 Executive Officer

                                  Exhibit Index


Exhibit No.     Description
-----------     -----------

2.1 Asset Purchase Agreement, dated August 27, 2002, among Hauser, Inc., Hauser Technical Services, Inc., Specialized Technology Resources, Inc. and STR Acquisition Sub, Inc.*

99.1           Press Release, dated August 28, 2002.




--------

* Pursuant to Rule 601(b)(2) of Regulation S-K, certain exhibits and schedules have been omitted from this filing. The Company agrees to furnish supplementally a copy of any omitted exhibit or schedule to the Securities and Exchange Commission upon request.